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                                                                EXHIBIT 99(j)(1)


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the use of our report dated October 13, 2000, which is incorporated by reference in this Registration Statement (Form N-1A 33-97598) of iShares, Inc.



                                                     Ernst & Young LLP


New York, New York
December 28, 2000